Fees Summary	Sep. 24, 2024 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 300,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	44,280.00
Total Offset Amount	$ 0.00
Narrative Disclosure	The pricing supplement to which this exhibit is attached is a final prospectus for the Registrant's offering of the 6.200% Notes due 2027.
Net Fee	$ 44,280.00
Narrative - Max Aggregate Offering Amount | shares	300,000,000
Final Prospectus	true